-------------------------------=================--------------------------------

                            PaineWebber Mid Cap Fund
                PaineWebber Financial Services Growth Fund Inc.
                        PaineWebber Utility Income Fund

                1285 Avenue of the Americas, New York, NY 10019
              Prospectus -- August 1, 1997, as revised May 1, 1998
--------------------------------------------------------------------------------

PaineWebber Stock Funds are designed for investors generally seeking capital appreciation by investing principally in equity securities. Mid Cap Fund invests primarily in common stocks of medium-sized companies. Financial Services Growth Fund invests primarily in equity securities of companies in the financial services industries. Utility Income Fund also seeks to provide current income and invests primarily in income-producing equity securities and bonds of companies in the utility industries.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read it carefully and retain a copy of this Prospectus for future reference.

A Statement of Additional Information dated August 1, 1997 has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

The Mid Cap Fund will be closed to new purchases and exchange purchases into the Fund beginning May 1, 1998 through June 24, 1998.
--------------------------------------------------------------------------------
THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds in this Prospectus are all in the STOCK category.

 . Money Market Fund for     . Asset Allocation Funds for total return by
  income and stability by     investing in stocks and bonds.
  investing in high-
  quality, short-term       . Stock Funds for long-term growth by investing
  investments.                mainly in equity securities.

 . Bond Funds for income by  . Global Funds for long-term growth by investing
  investing mainly in         mainly in foreign stocks or high current income
  bonds.                      by investing mainly in global debt instruments.

 . Tax-Free Bond Funds for
  income exempt from
  federal income tax and,
  in some cases, state and
  local income taxes, by
  investing in municipal
  bonds.
A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------
INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PRO-VIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OF-FER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
 CRIMINAL OFFENSE.
-------------------------------=================--------------------------------

                               Prospectus Page 1

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PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund

                               Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
The Funds at a Glance......................................................   3
Expense Table..............................................................   5
Financial Highlights.......................................................   8
Investment Objectives & Policies...........................................  14
Investment Philosophy & Process............................................  15
Performance................................................................  17
The Funds' Investments.....................................................  20
Flexible Pricing SM........................................................  23
How to Buy Shares..........................................................  27
How to Sell Shares.........................................................  28
Other Services.............................................................  28
Management.................................................................  29
Determining the Shares' Net Asset Value....................................  31
Dividends & Taxes..........................................................  32
General Information........................................................  33


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                               Prospectus Page 2

-------------------------------=================--------------------------------
PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund

                             The Funds at a Glance
--------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

MID CAP FUND

GOAL: To increase the value of your investment by investing principally in common stocks of medium-sized domestic companies and some foreign companies selected primarily on the basis of earnings growth.

INVESTMENT OBJECTIVE: Long-term capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in common stocks, the most familiar type of equity security, its price will rise and fall. Medium-sized companies may have higher earnings growth rates than larger companies, offering the potential for greater returns. However, the greater potential of these companies may entail greater market volatility and risks of adverse financial developments. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which may involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options and futures, in its hedging activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On June 30, 1997, the Fund had over $269 million in assets.

FINANCIAL SERVICES GROWTH FUND

GOAL: To increase the value of your investment by investing primarily in the equity securities of domestic and foreign financial services companies.

INVESTMENT OBJECTIVE: Long-term capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. The Fund's concentration in the banking, thrift, insurance and other financial services industries makes it subject to greater risk and volatility than equity funds that are more diversified, and the value of the Fund's shares will be affected by economic, competitive and regulatory developments affecting the financial services industries. The Fund may invest in the securities of foreign companies, which may involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options, futures and foreign currency contracts, in its hedging activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On June 30, 1997, the Fund had over $195.0 million in assets.

UTILITY INCOME FUND

GOAL: To increase the value of your investment and provide current income by investing primarily in income-producing equity securities and bonds of domestic and foreign companies engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water.

INVESTMENT OBJECTIVE: Current income and capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. The Fund's concentration in the utility industries makes it subject to greater risk and volatility than funds that are more diversified, and the value of the Fund's shares will be affected by economic, competitive and regulatory developments in the utility industries. The Fund may invest in the securities of foreign companies, which may involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options, futures and foreign currency contracts, in its hedging activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On June 30, 1997, the Fund had over $32.6 million in assets.

-------------------------------=================--------------------------------
                               Prospectus Page 3

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PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund

                             The Funds at a Glance
                                  (Continued)
-------------------------------------------------------------------------------

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of Mid Cap Fund, Financial Services Growth Fund and Utility Income Fund (each a "Fund" and, collectively, the "Funds").

MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

MID CAP FUND is for investors who want long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in the common stock of medium-sized domestic companies and foreign companies that are traded in the United States. Equity securities of small- and medium-sized companies offer investors the potential for greater returns than larger companies but are typically more volatile. Accordingly, Mid Cap Fund is designed for investors seeking long-term growth who are able to bear the risks that come with investments in the equity securities of such companies.

FINANCIAL SERVICES GROWTH FUND is for investors who want long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in the equity securities of domestic and foreign financial services companies, including banks, thrift institutions ("thrifts"), insurance companies, commercial finance companies, consumer finance companies, brokerage companies, investment management companies, companies that provide specialized services closely allied to financial services (such as transaction processing and financial printing) and their holding companies. Accordingly, Financial Services Growth Fund is designed for investors who are seeking long-term growth for a portion of their investments and who can assume the risks of greater fluctuation of market value resulting from a portfolio concentrated in the financial services industries.

UTILITY INCOME FUND is for investors who are seeking both current income and capital appreciation. The Fund seeks to achieve these objectives by investing in equity securities and bonds in domestic and foreign electric, telecommunications, gas and water industries. Accordingly, Utility Income Fund is designed for conservative investors who are seeking income as well as capital growth through utility stocks and bonds, which are traditionally viewed as conservative investments.

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this Class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES
The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES

Class Y shares are offered for sale only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales share when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

-------------------------------=================--------------------------------
                               Prospectus Page 4

-------------------------------=================--------------------------------
PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund

                                 Expense Table
-------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below represent those incurred for the most recent fiscal year, except that "Other Expenses" and "Total Operating Expenses" for Class Y shares have been estimated because no Class Y shares were outstanding. All expenses for Utility Income Fund are those that would have been incurred by that Fund had Mitchell Hutchins and PaineWebber not voluntarily waived a portion of their fees.

                                                CLASS A CLASS B CLASS C CLASS Y
SHAREHOLDER TRANSACTION EXPENSES                ------- ------- ------- -------
Maximum Sales Charge on Purchases of Shares
 (as a % of offering price)...................   4.50%   None    None    None
Sales Charge on Reinvested Dividends (as a %
 of offering price)...........................   None    None    None    None
Maximum Contingent Deferred Sales Charge (as a
 % of net asset value at the time of purchase
 or sale, whichever is less) .................   None       5%      1%   None
Exchange Fee..................................   None    None    None    None
ANNUAL FUND OPERATING EXPENSES (as a % of
 average net assets)
MID CAP FUND
Management Fees...............................   1.00%   1.00%   1.00%   1.00%
12b-1 Fees....................................   0.25    1.00    1.00    None
Other Expenses ...............................   0.35    0.36    0.37    0.35%
                                                 ----    ----    ----    ----
Total Operating Expenses......................   1.60%   2.36%   2.37%   1.35%
                                                 ====    ====    ====    ====
FINANCIAL SERVICES GROWTH FUND
Management Fees...............................   0.70%   0.70%   0.70%   0.70%
12b-1 Fees....................................   0.25    1.00    1.00    None
Other Expenses ...............................   0.57    0.57    0.58    0.57%
                                                 ----    ----    ----    ----
Total Operating Expenses......................   1.52%   2.27%   2.28%   1.27%
                                                 ====    ====    ====    ====
UTILITY INCOME FUND
Management Fees...............................   0.70%   0.70%   0.70%   0.70%
12b-1 Fees....................................   0.25    1.00    1.00    None
Other Expenses ...............................   1.05    1.06    1.06    1.05%
                                                 ----    ----    ----    ----
Total Operating Expenses......................   2.00%   2.76%   2.76%   1.75%
                                                 ====    ====    ====    ====

--------------------------------------------------------------------------------
 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if an investor sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.

 CLASS C SHARES: If an investor sells these shares within one year after purchase, a contingent deferred sales charge of 1% is imposed on the net asset value of the shares at the time of purchase or sale, whichever is less.

 CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that PW Program. Participation in a PW Program is subject to an advisory fee at an annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.
--------------------------------------------------------------------------------



-------------------------------=================--------------------------------
                               Prospectus Page 5

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PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund

                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                 CLASS A CLASS B CLASS C CLASS Y
                                                 ------- ------- ------- -------
12b-1 service fees..............................  0.25%   0.25%   0.25%   0.00%
12b-1 distribution fees.........................  0.00    0.75    0.75    0.00

For more information, see "Management" and "Flexible Pricing SM."

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in each Fund, assuming a 5% annual return:

MID CAP FUND
EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $61    $ 93    $128     $226
Class B (Assuming sale of all shares at end of
 period).......................................  $74    $104    $146     $233
Class B (Assuming no sale of shares)...........  $24    $ 74    $126     $233
Class C (Assuming sale of all shares at end of
 period).......................................  $34    $ 74    $127     $271
Class C (Assuming no sale of shares)...........  $24    $ 74    $127     $271
Class Y........................................  $14    $ 43    $ 74     $162
FINANCIAL SERVICES GROWTH FUND
EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $60    $ 91    $124     $218
Class B (Assuming sale of all shares at end of
 period).......................................  $73    $101    $142     $224
Class B (Assuming no sale of shares)...........  $23    $ 71    $122     $224
Class C (Assuming sale of all shares at end of
 period).......................................  $33    $ 71    $122     $262
Class C (Assuming no sale of shares)...........  $23    $ 71    $122     $262
Class Y........................................  $13    $ 40    $ 70     $153
UTILITY INCOME FUND
EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $64    $105    $148     $267
Class B (Assuming sale of all shares at end of
 period).......................................  $78    $116    $166     $274
Class B (Assuming no sale of shares)...........  $28    $ 86    $146     $274
Class C (Assuming sale of all shares at end of
 period).......................................  $38    $ 86    $146     $309
Class C (Assuming no sale of shares)...........  $28    $ 86    $146     $309
Class Y........................................  $18    $ 55    $ 95     $207

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                               Prospectus Page 6

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PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund

--------------------------------------------------------------------------------
 ASSUMPTIONS MADE IN THE EXAMPLES

 . ALL CLASSES: Reinvestment of all dividends and other distributions; per-
   centage amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.
 . CLASS A SHARES: Deduction of the maximum 4.5% initial sales charge at the time of purchase.
 . CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 . CLASS C SHARES: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.
--------------------------------------------------------------------------------


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                               Prospectus Page 7

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PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund


                             Financial Highlights

-------------------------------------------------------------------------------
MID CAP FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Re-port to Shareholders for the fiscal year ended March 31, 1997, and are incor-porated by reference into the Statement of Additional Information. The finan-cial statements and notes, as well as the financial information in the table below, have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The Fund had no Class Y shares outstanding during the periods shown.

                                                MID CAP FUND
                             -------------------------------------------------
                                                   CLASS A
                             -------------------------------------------------
                                                                      FOR THE
                                                                      PERIOD
                                                                     APRIL 7,
                              FOR THE YEARS ENDED MARCH 31,           1992 TO
                             -------------------------------------   MARCH 31,
                              1997      1996      1995      1994       1993
                             -------   -------   -------   -------   ---------
Net asset value, beginning
 of period.................  $ 15.61   $ 12.81   $ 11.65   $ 10.53    $  9.55
                             -------   -------   -------   -------    -------
Net investment loss........    (0.17)    (0.16)    (0.09)    (0.09)     (0.06)
Net realized and unrealized
 gains from
 investment transactions...     0.32      3.71      1.29      1.21       1.04
                             -------   -------   -------   -------    -------
Net increase from
 investment operations from
 investment transactions...     0.15      3.55      1.20      1.12       0.98
                             -------   -------   -------   -------    -------
Distributions from net
 realized gains from
 investments...............    (2.32)    (0.75)    (0.04)      --         --
                             -------   -------   -------   -------    -------
Net asset value, end of pe-
 riod......................  $ 13.44   $ 15.61   $ 12.81   $ 11.65    $ 10.53
                             =======   =======   =======   =======    =======
Total investment return
 (1).......................    (0.21)%   28.16 %   10.36 %   10.64 %    10.26 %
                             =======   =======   =======   =======    =======
Ratios/Supplemental Data:
 Net assets, end of period
  (000's)..................  $76,909   $76,558   $62,673   $58,523    $48,582
 Expenses to average net
  assets...................     1.60 %    1.58 %    1.58 %    1.54 %     1.72 %*
 Net investment loss to av-
  erage net assets.........    (1.20)%   (1.11)%   (0.79)%   (0.84)%    (0.78)%*
 Portfolio turnover........       56 %      57 %      42 %      60 %       51 %
 Average commission rate
  paid (2).................  $0.0475       --        --        --         --

-------
 +  Commencement of operations.
 #  Commencement of offering of shares.
 *  Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investment purchased or sold.

-------------------------------=================--------------------------------
                               Prospectus Page 8

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------

                                        MID CAP FUND
------------------------------------------------------------------------------------------------------------
                     CLASS B                                                CLASS C
---------------------------------------------------------- -------------------------------------------------
                                                                                                    FOR THE
                                                                                                    PERIOD
                                            FOR THE PERIOD                                          JULY 2,
   FOR THE YEARS ENDED MARCH 31,            APRIL 7, 1992+  FOR THE YEARS ENDED MARCH 31,          1992# TO
-----------------------------------------    TO MARCH 31,  -------------------------------------   MARCH 31,
  1997       1996       1995       1994          1993       1997      1996      1995      1994       1993
--------   --------   --------   --------   -------------- -------   -------   -------   -------   ---------
$  15.88   $  13.11   $  12.02   $  10.94      $  10.00    $ 15.14   $ 12.54   $ 11.50   $ 10.47    $  8.89
--------   --------   --------   --------      --------    -------   -------   -------   -------    -------
   (0.31)     (0.29)     (0.20)     (0.17)        (0.11)     (0.29)    (0.27)    (0.19)    (0.10)     (0.05)
    0.34       3.81       1.33       1.25          1.05       0.34      3.62      1.27      1.13       1.63
--------   --------   --------   --------      --------    -------   -------   -------   -------    -------
    0.03       3.52       1.13       1.08          0.94       0.05      3.35      1.08      1.03       1.58
--------   --------   --------   --------      --------    -------   -------   -------   -------    -------
   (2.32)     (0.75)     (0.04)       --            --       (2.32)    (0.75)    (0.04)      --         --
--------   --------   --------   --------      --------    -------   -------   -------   -------    -------
$  13.59   $  15.88   $  13.11   $  12.02      $  10.94    $ 12.87   $ 15.14   $ 12.54   $ 11.50    $ 10.47
========   ========   ========   ========      ========    =======   =======   =======   =======    =======
   (0.99)%    27.28 %     9.46 %     9.87 %        9.40 %    (0.91)%   27.16 %    9.45 %    9.84 %    17.77 %
========   ========   ========   ========      ========    =======   =======   =======   =======    =======
$134,495   $157,021   $139,302   $133,828      $105,490    $24,810   $27,601   $24,993   $29,884    $13,806
    2.36 %     2.34 %     2.34 %     2.30 %        2.49 %*    2.37 %    2.36 %    2.35 %    2.28 %     2.31 %*
   (1.95)%    (1.87)%    (1.56)%    (1.60)%       (1.55)%*   (1.97)%   (1.89)%   (1.57)%   (1.58)%    (1.53)%*
      56 %       57 %       42 %       60 %          51 %       56 %      57 %      42 %      60 %       51 %
$ 0.0475        --         --         --            --     $0.0475       --        --        --         --

-------------------------------=================--------------------------------
                               Prospectus Page 9

-------------------------------=================--------------------------------
PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund


                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------

FINANCIAL SERVICES GROWTH FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Re-port to Shareholders for the fiscal year ended March 31, 1997 and are incorpo-rated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to each of the five years in the period ended March 31, 1997, have been audited by Ernst & Young LLP. Further information about the Fund's per-formance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. Information shown below for periods prior to the year ended March 31, 1993, has also been audited by Ernst & Young LLP, whose reports thereon were unqualified. The Fund had no Class Y shares outstanding during the periods shown.

                                                 FINANCIAL SERVICES GROWTH FUND
                         -----------------------------------------------------------------------------------------
                                                             CLASS A
                         -----------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED MARCH 31,
                         -----------------------------------------------------------------------------------------
                          1997     1996     1995     1994      1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------   -------  -------  -------  -------  -------  -------
Net asset value,
 beginning of period.... $ 21.16  $ 17.11  $ 16.92  $ 19.45   $ 13.36  $  9.50  $  8.63  $  8.31  $  7.53  $  9.36
                         -------  -------  -------  -------   -------  -------  -------  -------  -------  -------
Net investment income
 (loss).................    0.18     0.30     0.25     0.15      0.10     0.15     0.25     0.24     0.25     0.21
Net realized and
 unrealized gains
 (losses)
 from investment
 transactions...........    5.69     6.25     1.34    (0.76)     6.01     3.92     0.86     0.37     0.77    (1.45)
                         -------  -------  -------  -------   -------  -------  -------  -------  -------  -------
Net increase (decrease)
 from investment
 operations.............    5.87     6.55     1.59    (0.61)     6.11     4.07     1.11     0.61     1.02    (1.24)
                         -------  -------  -------  -------   -------  -------  -------  -------  -------  -------
Dividends from net
 investment income......   (0.23)   (0.29)   (0.13)   (0.08)    (0.02)   (0.21)   (0.24)   (0.29)   (0.24)   (0.39)
Distributions from net
 realized gains from
 investment
 transactions...........   (3.39)   (2.21)   (1.27)   (1.84)      --       --       --       --       --     (0.20)
                         -------  -------  -------  -------   -------  -------  -------  -------  -------  -------
Total dividends and
 other distributions to
 shareholders...........   (3.62)   (2.50)   (1.40)   (1.92)    (0.02)   (0.21)   (0.24)   (0.29)   (0.24)   (0.59)
                         -------  -------  -------  -------   -------  -------  -------  -------  -------  -------
Net asset value, end of
 period................. $ 23.41  $ 21.16  $ 17.11  $ 16.92   $ 19.45  $ 13.36  $  9.50  $  8.63  $  8.31  $  7.53
                         =======  =======  =======  =======   =======  =======  =======  =======  =======  =======
Total investment return
 (1)....................   28.72%   39.02%   10.22%   (3.14)%   46.79%   42.23%   13.33%    7.16%   13.76%  (13.57)%
                         =======  =======  =======  =======   =======  =======  =======  =======  =======  =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's)......... $85,661  $64,003  $49,295  $48,032   $61,645  $44,867  $43,131  $95,081  $90,322  $85,130
Expenses to average net
 assets.................    1.52%    1.37%    1.45%    1.44%     1.87%    1.72%    1.67%    1.33%    1.16%    1.04%
Net investment income
 (loss) to average
 net assets.............    0.90%    1.50%    1.40%    0.76%     0.60%    1.32%    2.56%    2.60%    3.20%    2.64%
Portfolio turnover......      40%      53%      14%      22%       28%      31%      19%      29%      55%      42%
Average Commission Rate
 Paid (2)............... $0.0600      --       --       --        --       --       --       --       --       --

-------
++  Commencement offering of shares.
 *  Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

-------------------------------=================--------------------------------
                              Prospectus Page 10

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------


                             FINANCIAL SERVICES GROWTH FUND
-----------------------------------------------------------------------------------------------------
                     CLASS B                                             CLASS C
--------------------------------------------------------  -------------------------------------------
                                                FOR THE                                      FOR THE
                                                PERIOD                                       PERIOD
                                                JULY 1,          FOR THE YEARS               JULY 2,
     FOR THE YEARS ENDED MARCH 31,             1991++ TO        ENDED MARCH 31,             1992++ TO
--------------------------------------------   MARCH 31,  -------------------------------   MARCH 31,
 1997     1996     1995     1994      1993       1992      1997     1996    1995    1994      1993
-------  -------  -------  -------   -------   ---------  -------  ------  ------  ------   ---------
$ 20.75  $ 16.85  $ 16.71  $ 19.34   $ 13.36    $10.24    $ 20.75  $16.86  $16.71  $19.34    $14.61
-------  -------  -------  -------   -------    ------    -------  ------  ------  ------    ------
   0.04     0.13     0.11     0.02     (0.01)      --        0.06    0.12    0.11    0.01       --
   5.53     6.16     1.33    (0.75)     5.99      3.18       5.51    6.16    1.33   (0.73)     4.77
-------  -------  -------  -------   -------    ------    -------  ------  ------  ------    ------
   5.57     6.29     1.44    (0.73)     5.98      3.18       5.57    6.28    1.44   (0.72)     4.77
-------  -------  -------  -------   -------    ------    -------  ------  ------  ------    ------
  (0.06)   (0.18)   (0.03)   (0.06)      --      (0.06)     (0.09)  (0.18)  (0.02)  (0.07)    (0.04)
  (3.39)   (2.21)   (1.27)   (1.84)      --        --       (3.39)  (2.21)  (1.27)  (1.84)      --
-------  -------  -------  -------   -------    ------    -------  ------  ------  ------    ------
  (3.45)   (2.39)   (1.30)   (1.90)      --      (0.06)     (3.48)  (2.39)  (1.29)  (1.91)    (0.04)
-------  -------  -------  -------   -------    ------    -------  ------  ------  ------    ------
$ 22.87  $ 20.75  $ 16.85  $ 16.71   $ 19.34    $13.36    $ 22.84  $20.75  $16.86  $16.71    $19.34
=======  =======  =======  =======   =======    ======    =======  ======  ======  ======    ======
  27.74%   37.97%    9.37%   (3.83)%   44.76%    31.16%     27.74%  37.92%   9.34%  (3.76)%   32.66%
=======  =======  =======  =======   =======    ======    =======  ======  ======  ======    ======
$41,579  $28,147  $16,368  $11,517   $10,364    $  765    $12,357  $6,989  $4,160  $4,370    $4,636
   2.27%    2.12%    2.22%    2.16%     2.45%     2.72%*     2.28%   2.14%   2.23%   2.17%     2.36%*
   0.15%    0.74%    0.67%    0.05%    (0.03)%    0.14%*     0.15%   0.72%   0.61%   0.03%     0.01%*
     40%      53%      14%      22%       28%       31%        40%     53%     14%     22%       28%
$0.0600      --       --       --        --        --     $0.0600     --      --      --        --

-------------------------------=================--------------------------------
                               Prospectus Page 11

-------------------------------=================--------------------------------
PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------
UTILITY INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Re-port to Shareholders for the fiscal year ended March 31, 1997 and are incorpo-rated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below, have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The Fund had no Class Y shares outstanding during the period.

                                          UTILITY INCOME FUND
                            ----------------------------------------------------
                                                CLASS A
                            ----------------------------------------------------
                                       FOR THE                        FOR THE
                             FOR THE    FOUR      FOR THE YEARS       PERIOD
                              YEAR     MONTHS         ENDED           JULY 2,
                              ENDED     ENDED     NOVEMBER 30,        1993+ TO
                            MARCH 31, MARCH 31,  ----------------   NOVEMBER 30,
                              1997      1996      1995     1994         1993
                            --------- ---------  -------  -------   ------------
Net asset value, beginning
 of period................   $  9.76   $  9.77   $  8.31  $  9.66     $ 10.00
                             -------   -------   -------  -------     -------
Net investment income.....      0.34      0.15      0.47     0.48        0.20
Net realized and
 unrealized gains (losses)
 from investment
 transactions.............      0.41       --       1.44    (1.31)      (0.39)
                             -------   -------   -------  -------     -------
Net increase (decrease)
 from investment
 operations...............      0.75      0.15      1.91    (0.83)      (0.19)
                             -------   -------   -------  -------     -------
Dividends from net
 investment income........     (0.31)    (0.16)    (0.45)   (0.52)      (0.15)
                             -------   -------   -------  -------     -------
Net asset value, end of
 period...................   $ 10.20   $  9.76   $  9.77  $  8.31     $  9.66
                             =======   =======   =======  =======     =======
Total investment return
 (1)......................      7.83%     1.46%    23.64%   (8.76)%     (1.95)%
                             =======   =======   =======  =======     =======
Ratios/Supplemental Data:
Net assets, end of period
 (000's)..................   $ 6,039   $ 9,416   $10,750  $12,532     $16,224
Expenses, net of waivers
 from adviser, to average
 net assets...............      1.93%     1.09%*    1.49%    1.58%       1.55%*
Expenses, before waivers
 from adviser, to average
 net assets...............      2.00%     1.44%*    1.49%    1.58%       1.55%*
Net investment income, net
 of waivers from adviser,
 to average net assets....      3.27%     4.26%*    5.13%    5.49%       5.38%*
Net investment income,
 before waivers from
 adviser, to average net
 assets...................      3.20%     3.91%*    5.13%    5.49%       5.38%*
Portfolio turnover........        41%       21%       30%      92%         13%
Average commission rate
 paid (2).................   $0.0600   $0.0600        --       --          --

-------
 *  Annualized.
 +  Commencement of operations.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the
    Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.
-------------------------------=================--------------------------------
                              Prospectus Page 12

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

                              Financial Highlights
                                  (Concluded)
--------------------------------------------------------------------------------



                                         UTILITY INCOME FUND
--------------------------------------------------------------------------------------------------------------
                    CLASS B                                                 CLASS C
----------------------------------------------------- --------------------------------------------------------
            FOR THE                        FOR THE               FOR THE                            FOR THE
 FOR THE     FOUR      FOR THE YEARS       PERIOD      FOR THE    FOUR                               PERIOD
  YEAR      MONTHS         ENDED           JULY 2,      YEAR     MONTHS    FOR THE YEARS ENDED      JULY 2,
  ENDED      ENDED     NOVEMBER 30,        1993+ TO     ENDED     ENDED       NOVEMBER 30,          1993+ TO
MARCH 31,  MARCH 31,  ----------------   NOVEMBER 30, MARCH 31, MARCH 31,  --------------------   NOVEMBER 30,
  1997       1996      1995     1994         1993       1997      1996       1995       1994          1993
---------  ---------  -------  -------   ------------ --------- ---------  ---------  ---------   ------------
 $  9.75    $  9.77   $  8.31  $  9.65     $ 10.00     $  9.75   $  9.77   $    8.31  $    9.65     $ 10.00
 -------    -------   -------  -------     -------     -------   -------   ---------  ---------     -------
    0.26       0.12      0.40     0.42        0.17        0.25      0.12        0.40       0.42        0.16
    0.42      (0.01)     1.45    (1.31)      (0.39)       0.43     (0.01)       1.45      (1.31)      (0.38)
 -------    -------   -------  -------     -------     -------   -------   ---------  ---------     -------
    0.68       0.11      1.85    (0.89)      (0.22)       0.68      0.11        1.85      (0.89)      (0.22)
 -------    -------   -------  -------     -------     -------   -------   ---------  ---------     -------
   (0.23)     (0.13)    (0.39)   (0.45)      (0.13)      (0.23)    (0.13)      (0.39)     (0.45)      (0.13)
 -------    -------   -------  -------     -------     -------   -------   ---------  ---------     -------
 $ 10.20    $  9.75   $  9.77  $  8.31     $  9.65     $ 10.20   $  9.75   $    9.77  $    8.31     $  9.65
 =======    =======   =======  =======     =======     =======   =======   =========  =========     =======
    7.05%      1.10%    22.73%   (9.35)%     (2.29)%      7.06%     1.10%      22.71%     (9.36)%     (2.28)%
 =======    =======   =======  =======     =======     =======   =======   =========  =========     =======
 $21,071    $34,765   $37,554  $37,156     $45,382     $ 6,909   $11,072   $  12,222  $  13,922     $17,866
    2.69%      1.85%*    2.23%    2.33%       2.29%*      2.70%     1.85%*      2.24%      2.32%       2.29%*
    2.76%      2.20%*    2.23%    2.33%       2.29%*      2.76%     2.20%*      2.24%      2.32%       2.29%*
    2.51%      3.51%*    4.37%    4.72%       4.67%*      2.51%     3.50%*      4.37%      4.69%       4.67%*
    2.44%      3.16%*    4.37%    4.72%       4.67%*      2.44%     3.15%*      4.37%      4.69%       4.67%*
      41%        21%       30%      92%         13%         41%       21%         30%        92%        13%
 $0.0600    $0.0600        --       --          --     $0.0600   $0.0600          --         --          --

-------------------------------=================--------------------------------
                               Prospectus Page 13

------------------------------===================-------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
                                     Fund

                       Investment Objectives & Policies
-------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Their other investment policies, except where noted, are not fundamental and may be changed by the Funds' boards.

MID CAP FUND

Mid Cap Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in common stocks of medium-sized (or mid cap) companies. Mitchell Hutchins defines mid cap companies as those companies with market capitalizations of at least $750 million and no more than $6 billion at the time of purchase.

While mid cap stocks represent potentially higher returns for investors, they may present investors with greater risks than larger companies. Mid cap companies may be more vulnerable than larger companies to adverse business or economic developments. While not required to do so, the Fund considers selling equity securities of companies that cease to be "medium-sized."

The Fund can invest up to 35% of its total assets in U.S. dollar-denominated equity securities of foreign companies that trade on recognized U.S. stock exchanges or on the U.S. over-the-counter ("OTC") market. When Mitchell Hutchins believes it is consistent with the Fund's investment objective of long-term capital appreciation, the Fund may invest up to 35% of its total assets in common stocks of companies that are larger or smaller than those of mid cap companies as defined above, as well as in bonds and money market instruments.

FINANCIAL SERVICES GROWTH FUND

Financial Services Growth Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by primarily investing in equity securities of companies in the financial services industries. These companies include banks, thrifts, insurance companies, commercial finance companies, consumer finance companies, brokerage companies, investment management companies, companies that provide specialized services closely allied to financial services (such as transaction processing and financial printing) and their holding companies.

The Fund seeks to invest in companies that are benefiting from the ongoing changes in the financial services industries, including consolidation of banks and thrifts and the growth of the non-bank portion of the financial services industry. However, this concentration subjects the Fund to more volatility than would be experienced by a fund whose portfolio is more diversified.

The Fund normally invests at least 65% of its total assets in equity securities of financial services companies. To be considered a financial services company, a company must:

 . derive at least 50% of either its revenues or earnings from financial services activities or devote at least 50% of its assets to these activities; or

 . be engaged in "securities-related businesses," meaning it derives more than 15% of its gross revenues from securities brokerage or investment management activities.

The Fund may invest up to 35% of its total assets in equity securities of companies outside the financial services industries and in bonds of all issuers. The Fund may also invest up to 20% of its total assets in equity securities and bonds of foreign issuers. The Fund may invest in securities other than equity securities when, in the opinion of Mitchell Hutchins, their potential for capital appreciation is equal to or greater than that of equity securities or when such holdings might reduce volatility in the Fund.

The Fund may not invest more than 5% of its total assets in the equity securities of any one company engaged in securities-related businesses. The Fund may invest in banks and thrifts (and their holding companies) only if their deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). However, neither the securities of these companies nor the Fund's shares are insured by the FDIC or any other federal or governmental agency.

------------------------------===================-------------------------------
                              Prospectus Page 14

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

UTILITY INCOME FUND

Utility Income Fund's investment objective is current income and capital appreciation. The Fund attempts to achieve its objective by investing at least 65% of its total assets in income-producing equity securities and bonds issued by domestic and foreign companies that are primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water.

"Primarily engaged" means that:

 . more than 50% of the company's assets are devoted to the ownership or operation of one or more such facilities; or

 . more than 50% of the company's operating revenues are derived from such businesses.

The Fund may invest in the equity securities and bonds of foreign companies. The Fund may invest up to 35% of its total assets in equity securities and bonds of companies that are outside the utility industries and in high quality money market instruments. The Fund may invest up to 5% of its net assets in bonds and convertible securities that are rated lower than investment grade.

The Fund seeks to invest in companies that should benefit from a dramatically changing operating environment, spurred by a long-term, secular trend toward deregulation. Some of these changes include:

 . local telecommunications providers' shift from rate of return to price cap regulation;

 . more liberal legislation, which is gradually eliminating entry barriers that historically prohibited telephone companies from entering new businesses;
  and

 . a more open market in the electric utility industry, which should lead to consolidation within the industry.

However, the Fund's concentration in these industries subjects it to more volatility than would be experienced by a fund whose portfolio is more diversified.

                                    * * * *

As with any mutual fund, there is no assurance that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

-------------------------------------------------------------------------------

                        Investment Philosophy & Process

-------------------------------------------------------------------------------

MID CAP FUND

Mitchell Hutchins follows a disciplined investment process that relies on the Mitchell Hutchins Equity Research Team and the Mitchell Hutchins Factor Valuation Model. The Model screens a universe of companies from ten business sectors to identify undervalued companies with strong earnings momentum that rank well in three measures:

 . VALUE: projected dividends, cash flow, earnings and book value;

 . MOMENTUM: earnings and prices to identify companies that could surprise on the upside; and

 . ECONOMIC SENSITIVITY: to forecast how different equity securities and industries may perform under various economic scenarios.

The equity securities in the Model's universe are screened twice a month. Then the Team takes a closer look at those equity securities that meet the capitalization requirements of the Fund and that rank in the top 20% of the Model's universe based on value and momentum. The Team applies traditional fundamental analysis and may speak to the management of these companies, as well as their competitors. Based on the Team's findings in the context of Mitchell Hutchins' ecomonic forecast, Mitchell Hutchins decides whether to purchase or sell equity securities for the Fund.

FINANCIAL SERVICES GROWTH FUND

In seeking long-term capital appreciation, the Fund invests in equity securities of institutions considered to represent strong fundamental investment value. Mitchell Hutchins bases the stock selection process on issuer-specific factors affecting the potential for capital appreciation.
These factors include the issuer's current
-------------------------------=================--------------------------------
                              Prospectus Page 15

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund


and anticipated revenues, earnings, cash flow and assets. Mitchell Hutchins also considers general market conditions in the financial services industries.

Mitchell Hutchins places much emphasis on:

 . searching for companies with better-than-average earnings growth that are not yet recognized by the market;

 . analyzing the practices of company management; and

 . finding companies with niche products.

The Mitchell Hutchins Equity Team meets with the executives at most of the companies in which the Fund invests. Mitchell Hutchins prefers to invest in companies that are headquartered or doing business in growing regions and that obtain their earnings growth in a secular, sustainable way, as opposed to companies that generate their earnings through cyclical factors.

UTILITY INCOME FUND

Utilities represent a relatively conservative way to realize dividend income and long-term capital appreciation opportunities. In determining the ratio of the Fund's equity holdings to its bond holdings, Mitchell Hutchins considers which proportions would best meet the Fund's investment objective of income and growth. This will vary from time to time based primarily on the overall economic environment.

Once Mitchell Hutchins determines the weighting that would best achieve a balance between income and capital appreciation, it evaluates individual issuers. Factors considered include the issuer's business and regulatory environment, its ability to maintain low production costs, management, financial condition, anticipated earnings and dividends, economic health of the area it serves and other related measures of value.


-------------------------------=================--------------------------------
                              Prospectus Page 16

------------------------------===================-------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

                                  Performance
-------------------------------------------------------------------------------

These charts show the total returns for each calendar year for the Funds. Sales charges have not been deducted from total returns for Class A, B, and C shares. Returns would be lower if sales charges were deducted. The Funds did not have any Class Y shares outstanding during the periods shown. Past results are not a guarantee of future results.

Average annual total returns both before and after deducting the maximum sales charges are shown below in the tables that follow the performance charts.

MID CAP FUND

                           [BAR GRAPH APPEARS HERE]

                1992          1993          1994          1995          1996
                ----          ----          ----          ----          ----

Class A         9.95%        16.10%        -1.36%        28.79%        17.87%
Class B         9.30%        15.19%        -2.03%        27.73%        17.01%
Class C        17.66%        15.20%        -2.13%        27.82%        16.98%


The 1992 returns for each class represent the period from its inception to December 31, 1992. The inception date for Class A and B shares was April 7, 1992. The inception date for Class C shares was on July 2, 1992.

AVERAGE ANNUAL TOTAL RETURNS
As of March 31, 1997

                                                      CLASS A  CLASS B  CLASS C
                                                      -------  -------  -------
Inception Date....................................... 4/7/92   4/7/92   7/2/92
ONE YEAR
 Before deducting maximum sales charges..............  (0.21)% (0.99)%  (0.91)%
 After deducting maximum sales charges...............  (4.73)% (5.99)%  (1.91)%
LIFE OF CLASS
 Before deducting maximum sales charges..............  11.52 % 10.68 %  12.96 %
 After deducting maximum sales charges...............  10.49 % 10.41 %  12.96 %

------------------------------===================-------------------------------
                              Prospectus Page 17

------------------------------===================-------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

FINANCIAL SERVICES GROWTH FUND


                           [BAR GRAPH APPEARS HERE]

                1987    1988    1989     1990    1991    1992    1993    1994    1995    1996
                ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
Class A        11.05%  15.39%  21.71%  -12.33%  65.37%  38.68%  10.32%  -0.75%  47.46%  28.96%
Class B                                         23.30%  37.82%   9.57%  -1.53%  46.36%  28.00%
Class C                                                 18.80%   9.52%  -1.50%  46.30%  27.99%

The 1991 returns for Class B represent the period from its inception on July 1, 1991 to December 31, 1991. The 1992 returns for Class C represent the period from its inception on July 2, 1992 to December 31, 1992.

AVERAGE ANNUAL TOTAL RETURNS
As of March 31, 1997

                                                     CLASS A   CLASS B  CLASS C
                                                     -------   -------  -------
Inception Date...................................... 5/22/86   7/1/91   7/2/92
ONE YEAR
 Before deducting maximum sales charges.............    28.72%  27.74%   27.74%
 After deducting maximum sales charges..............    22.91%  22.74%   26.74%
FIVE YEARS
 Before deducting maximum sales charges.............    22.72%  21.81%     N/A
 After deducting maximum sales charges..............    21.60%  21.63%     N/A
TEN YEARS
 Before deducting maximum sales charges.............    16.89%    N/A      N/A
 After deducting maximum sales charges..............    16.35%    N/A      N/A


------------------------------===================-------------------------------
                               Prospectus Page 18

------------------------------===================-------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund


UTILITY INCOME FUND

                           [BAR GRAPH APPEARS HERE]


                1993            1994            1995            1996
                ----            ----            ----            ----

Class A        -0.70%          -9.71%          28.82%           7.90%
Class B        -1.02%         -10.40%          27.87%           7.06%
Class C        -1.01%         -10.41%          27.86%           7.07%



The 1993 returns represent the period from the Fund's inception on July 2, 1993 to December 31, 1993.

AVERAGE ANNUAL TOTAL RETURNS
As of March 31, 1997

                                                      CLASS A  CLASS B  CLASS C
                                                      -------  -------  -------
Inception Date....................................... 7/2/93   7/2/93   7/2/93
ONE YEAR
 Before deducting maximum sales charges..............    7.83%   7.05%    7.06%
 After deducting maximum sales charges...............    2.98%   2.05%    6.06%
LIFE
 Before deducting maximum sales charges..............    5.22%   4.43%    4.43%
 After deducting maximum sales charges...............    3.94%   3.96%    4.43%

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for Class A shares of the Funds reflects deduction of the Funds' maximum initial sales charge of 4.5% at the time of purchase, and standardized return for the Class B and Class C shares of the Funds reflects deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as "Life". Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

------------------------------===================-------------------------------
                              Prospectus Page 19

-------------------------------=================--------------------------------
PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
                                     Fund

                            The Funds' Investments
-------------------------------------------------------------------------------

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock.

BONDS (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

RISKS

Under normal circumstances, each Fund invests primarily in equity securities. Following is a discussion of these and other risks that are common to each
Fund:

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in the securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

INVESTING IN DEVELOPING COUNTRIES. Investing in securities issued by companies located in developing countries involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Developing countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in developing countries may also result in a lack of liquidity and in price volatility.

BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of a fund's investments. Long-term bonds generally are more sensitive to interest rate changes than short-term bonds. Credit risk is the risk that the issuer or a guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

A bond's credit risk may be rated Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Generally, the bonds and convertible securities that the Funds may buy must be rated
-------------------------------=================--------------------------------
                              Prospectus Page 20

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

investment grade. In addition, Utility Income Fund may invest up to 5% of its net assets in bonds and convertible securities that are rated below investment grade. The Funds also may invest in securities that are comparably rated by another nationally recognized rating agency and in unrated securities if they are deemed to be of comparable quality.

Investment grade bonds are those rated within the four highest categories by S&P or Moody's. Moody's fourth highest category (Baa) includes securities which, in its opinion, have speculative features. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated debt instruments. Bonds rated below investment grade, that is, rated lower than BBB by S&P or Baa by Moody's, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These bonds are commonly referred to as junk bonds.

Credit ratings attempt to evaluate the safety of principal and interest payments; they do not guarantee the performance of the issuer and they do not attempt to evaluate the volatility of the bond's value or its liquidity. The rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that the rating agencies will downgrade bonds.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as "derivatives" because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swaps and similar instruments that may be used in hedging and related strategies. There is only limited consensus as to what constitutes a "derivative" security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins take these risks into account in its management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of another party with which a Fund enters into a transaction, such as a repurchase agreement or a derivative contract. Subject to board supervision, Mitchell Hutchins monitors and evaluates the creditworthiness of these counterparties to help minimize those risks.

                                     * * *

In addition to these general risks, investments in each Fund are subject to special risk considerations:

MID CAP FUND

INVESTMENTS IN MEDIUM-SIZED AND SMALLER COMPANIES. Common stocks of medium-sized companies may offer potentially higher returns for investors. While most medium-sized companies in which the Fund will invest are relatively well-established, they may be more vulnerable than larger companies to adverse business or economic developments. Such companies are typically less closely followed by investment experts. In addition, Mid Cap Fund may invest up to 35% of its total assets in stocks of companies that are smaller or larger than medium-sized companies. Smaller companies may have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of medium-sized or larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies.

FINANCIAL SERVICES GROWTH FUND

INVESTMENTS IN FINANCIAL SERVICES INDUSTRIES. Because investments made by Financial Services Growth Fund are concentrated in the financial services industries, its shares are subject to greater risk than the shares of a fund whose portfolio is not so concentrated, and it will be particularly affected by economic, competitive and regulatory developments affecting those industries.

Financial services companies are subject to extensive governmental regulation. This regulation may limit both the amounts and types of loans and other financial commitments these companies can make, as well as the interest rates and fees they can charge. Profitability of these companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the industry. Companies in the financial services industries may be

-------------------------------=================--------------------------------
                              Prospectus Page 21

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

subject to severe price competition. Also, the industry and the Fund may be significantly affected if the legislation that is currently being considered, to reduce the separation between commercial and investment banking businesses, is enacted.

UTILITY INCOME FUND

INVESTMENTS IN UTILITY INDUSTRIES. Because investments made by Utility Income Fund are concentrated in the utility industries, its shares will be particularly affected by economic and regulatory developments in or related to those industries and are subject to greater risk than the shares of a Fund whose portfolio is not so concentrated. Interest rate changes may affect the value of the Fund's assets. When interest rates decline, prices of utility equity securities and bonds tend to increase. When interest rates rise, these prices tend to decrease.

The regulation of utility industries is evolving in the United States and in foreign countries. As a result, certain companies may be forced to defend their core businesses against outside companies and may become less profitable. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowing, costs associated with compliance in regard to environmental, nuclear facility and other safety regulations, and changes in the regulatory climate. Increasing competition due to past regulatory changes in the telephone communications industry continues and, although certain companies have benefitted, many companies may be adversely affected in the future.

Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There is no assurance that utility industries, as a whole, will experience favorable developments or that business opportunities will continue to undergo significant changes or growth.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING STRATEGIES USING DERIVATIVE CONTRACTS. Each Fund may use certain investments and strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including options (on securities, futures and stock indexes) and futures contracts (on stock indexes and interest rates). Financial Services Growth Fund and Utility Income Fund also may use derivative contracts involving foreign currencies, including options and futures contracts on foreign currencies and (for Utility Income Fund) forward currency contracts. In addition, Utility Income Fund may use these strategies to attempt to enhance income; the use of such strategies solely to enhance income may be considered a form of speculation. Utility Income Fund may also enter into certain interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. The Statement of Additional Information for the Funds contains further information on these derivative contracts and related hedging strategies.

The Funds might not use any derivative contract or related strategy, and there can be no assurance that any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each strategy involves certain risks, which include:

 . the fact that the skills needed to implement a strategy using derivative instruments are different from those needed to select securities for the Funds;

 . the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

 . possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

 . the possibility that a Fund is unable to close out or liquidate its hedged position.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of that Fund's total assets taken at market value. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.
-------------------------------=================--------------------------------
                              Prospectus Page 22

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

TEMPORARY AND DEFENSIVE POSITIONS. When Mitchell Hutchins believes that unusual circumstances warrant a defensive posture, each Fund may temporarily commit all or any portion of its assets to cash or investment grade money market instruments, including repurchase agreements. Each Fund also may commit up to 35% of its total assets to cash or investment grade money market instruments, including repurchase agreements, for liquidity purposes or pending investment in other securities. In a typical repurchase agreement, a Fund buys a security and simultaneously agrees to sell it back at an agreed-upon price and time, usually no more than seven days after purchase.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. These include certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards.

PORTFOLIO TURNOVER. Mitchell Hutchins anticipates restructuring about 50% of Mid Cap Fund's portfolio of investments following its assumption on May 1, 1998 of day-to-day portfolio management to reflect Mitchell Hutchins' investment philosophy and process. This restructuring could result in higher than usual portfolio turnover for the year. The restructuring could involve correspondingly increased transaction costs, which would be borne directly by the Fund, and may increase the potential for realizing short-term and long-term capital gains, which could increase taxable distributions to Fund shareholders at year-end.

OTHER INFORMATION. Each Fund may also purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. A Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements involving up to 5% of its net assets. Each Fund may sell securities short "against the box" to defer realization of gains or losses for tax or other purposes. When a security is sold against the box, the seller retains ownership of the security.
-------------------------------------------------------------------------------

                              Flexible Pricing(SM)

-------------------------------------------------------------------------------

Each Fund offers four classes of shares that differ in terms of sales charges and expenses. An investor can select from among Classes A, B and C the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment. Certain eligible investors may select Class Y. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of any class of shares for a period of time.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' Transfer Agent ("Transfer Agent"), receives the purchase order.
Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of
Class B and Class C shares. Class A shares sales charges are calculated as follows:
-------------------------------=================--------------------------------
                              Prospectus Page 23

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund


                                                            DISCOUNT TO SELECTED
                          SALES CHARGE AS A PERCENTAGE OF:  DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED   OF OFFERING PRICE
--------------------     -------------- ------------------- ---------------------
Less than $50,000.......      4.50%            4.71%                4.25%
$50,000 to $99,999......      4.00             4.17                 3.75
$100,000 to $249,999....      3.50             3.63                 3.25
$250,000 to $499,999....      2.50             2.56                 2.25
$500,000 to $999,999....      1.75             1.78                 1.50
$1,000,000 and
 over/(1/)/.............      None             None                 1.00/(2)/

-------
/(1)/A contingent deferred sales charge of 1% of the shares' offering price or net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw more than 12% of the value of the Fund account under the Plan in the first year after purchase.
/(2)/Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS AND WAIVERS

Investors who are purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 . their spouses, parents or children under age 21;

 . their Individual Retirement Accounts (IRAs);

 . certain employee benefit plans, including 401(k) plans;

 . any company controlled by the investor;

 . trusts created by the investor;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

 . accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

 . is the spouse, parent or child of any of the above;

 . buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

  . the investor was the investment executive's client at the competing brokerage firm;

  . within 90 days of buying Class A shares in a Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  . the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

 . is an employer establishing an employee benefit plan qualified under section
  401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, a plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

 . is a participant in the PaineWebber Members Only Program(TM). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;
-------------------------------=================--------------------------------
                              Prospectus Page 24

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

 . is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

 . acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is waived; or

 . acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor has owned the shares. The sales charge is calculated by multiplying the net asset value of the shares at the time of sale or purchase, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

    IF THE INVESTOR                            PERCENTAGE BY WHICH THE SHARES'
 SELLS SHARES WITHIN:                          NET ASSET VALUE IS MULTIPLIED:
-----------------------                        -------------------------------
1st year since purchase                                       5%
2nd year since purchase                                       4
3rd year since purchase                                       3
4th year since purchase                                       2
5th year since purchase                                       2
6th year since purchase                                       1
7th year since purchase                                     None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:

 . First, Class B shares owned through reinvested dividends and capital gain distributions; and

 . Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:
 . sales of shares under the Fund's "Systematic Withdrawal Plan" (investors may not withdraw annually more than 12% of the value of the Fund account under the Plan);
 . a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan") or a custodial account under section 403(b) of the Code after the investor reaches age 59 1/2;
 . a tax-free return of an excess IRA contribution;
 . a tax-qualified retirement plan distribution following retirement; or

-------------------------------=================--------------------------------
                              Prospectus Page 25

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

 . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

An investor must provide satisfactory information to PaineWebber or the Fund if the investor seeks any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% of the net asset value of the shares at the time of purchase or sale, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gain distributions will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may not withdraw more than 12% of the value of the Fund account under the Plan in the first year after purchase.

CLASS Y SHARES

HOW PRICE IS CALCULATED

Class Y shares are sold to eligible investors at the net asset value next calculated after the purchase order is received at PaineWebber's New York City headquarters or at the Transfer Agent. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to rule 12b-1 distribution fees or service fees.

LIMITED GROUPS OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

 . a participant in one of the PW Programs listed below when Class Y shares are purchased through that PW Program;

 . an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing SM System;

 . a qualified plan that has either
    5,000 or more eligible employees or
    $50 million or more in assets; and

 . an investment company advised by PaineWebber or an affiliate of PaineWebber.

PACE MULTI-ADVISOR PROGRAM: An investor who participates in the PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE Multi-Advisor Program.

INSIGHT: An investor who participates in the INSIGHT Advisory Program ("INSIGHT"), a total portfolio asset allocation program sponsored by PaineWebber, is eligible to purchase Class Y shares. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program. Employees of PainWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT.

ACQUISITION OF CLASS Y SHARES BY OTHERS

Each Fund is authorized to offer Class Y shares to employee benefit and retirement plans of Paine Webber Group Inc. and its affiliates and certain other investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants are the only purchasers in these two categories.

-------------------------------=================--------------------------------
                              Prospectus Page 26

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 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund


                               How to Buy Shares
-------------------------------------------------------------------------------

Prices are calculated for each class of a Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time. The Mid Cap Fund will be closed to new purchases and exchange purchases into the Fund beginning May 1, 1998 through June 24, 1998.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or the Funds that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters. Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 . mail an application with a check; or

 . open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

MINIMUM INVESTMENTS

   To open an account:............ $1,000
   To add to an account:.......... $  100

A Fund may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates; or

 . participants in certain pension plans, retirement accounts or the Fund's automatic investment plan; or

 . transactions in Class A and Class Y shares made in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of shares of other PaineWebber mutual funds. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Class Y shares are not exchangeable.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

  . the investor's name and address;

  . the Fund's name;

  . the Fund account number;

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                              Prospectus Page 27

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 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

 . the dollar amount or number of shares to be sold; and

 . a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the Fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a listing of other PaineWebber mutual funds.

-------------------------------------------------------------------------------

                              How to Sell Shares

-------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE
Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

-------------------------------------------------------------------------------

                                Other Services

-------------------------------------------------------------------------------

Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Fund's Class A, B and C shares.

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of

-------------------------------=================--------------------------------
                              Prospectus Page 28

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

$1,000 through which a Fund will deduct $50 or more monthly, quarterly, semi-annually or annually from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

 . CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

 . CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. Investors may not withdraw more than 12% of the value of the Fund account when the investor signed up for the Plan (annually for Class B shares; during the first year under the Plan for Class A and C shares). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

-------------------------------------------------------------------------------

                                  Management

-------------------------------------------------------------------------------

MID CAP FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board).

Mark A. Tincher, Christopher G. Altschul and Antony J. Scott will be primarily responsible for the day-to-day portfolio management of the Fund beginning on May 1, 1998. Mr. Tincher is a managing director and chief investment officer of equities at Mitchell Hutchins, responsible for overseeing the management of equity investments. Upon his arrival at Mitchell Hutchins, Mr. Tincher formed the Mitchell Hutchins Equity Research Team. Each analyst on the Team focuses on different industries in which the PaineWebber Stock Funds invest. As a result, the Team provides the PaineWebber Stock Funds with more specialized knowledge of various industries in which the Funds invest. The Equity Research Team is also assisted by members of Mitchell Hutchins' fixed income groups, who provide market outlook, interest rate forecasts and other considerations pertaining to domestic equity and fixed income investments. From March 1988 to March 1995, Mr Tincher worked for Chase Manhattan Private Bank where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase and oversaw the management of all Chase U.S. equity funds (the Vista Funds and Trust Investment Funds).

Mr. Altschul joined Mitchell Hutchins in April 1995 and is currently responsible for the quantitative equity valuation model and has various analytical responsibilities. Prior to joining Mitchell Hutchins, Mr. Altschul worked as an equity analyst at Chase Manhattan Bank beginning in 1989. Mr. Scott joined Mitchell Hutchins in May 1996 and is currently an equity analyst responsible for technology, media, entertainment and medical products industries. Prior to joining Mitchell Hutchins, Mr. Scott worked at

-------------------------------=================--------------------------------
                              Prospectus Page 29

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

Morgan Stanley as a research analyst in the technology group beginning in 1992.

FINANCIAL SERVICES GROWTH FUND

The Fund is governed by a board of directors, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Karen L. Finkel is primarily responsible for the day-to-day portfolio management of the Fund. Mrs. Finkel is a senior vice president of Mitchell Hutchins. She has held her Fund responsibilities since January 1988 and has been employed by Mitchell Hutchins as a portfolio manager for the last nine years.

UTILITY INCOME FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Karen L. Finkel is primarily responsible for the day-to-day management of the Fund's stock portfolio and determines the allocation of Fund assets between stocks and bonds. James F. Keegan and Julieanna Berry are primarily responsible for day-to-day management of the Fund's bond portfolio. Mrs. Finkel is a senior vice president of Mitchell Hutchins and has been a portfolio manager of the Fund since February 1995. She has been employed by Mitchell Hutchins as a portfolio manager for the last nine years. Mrs. Berry has held her Fund responsibilities since March 1996 and was joined by Mr. Keegan in April 1996. Mrs. Berry is a first vice president of Mitchell Hutchins and has been employed by Mitchell Hutchins as a portfolio manager since 1989. Mr. Keegan is a senior vice president of Mitchell Hutchins and oversees all corporate bond investments. Prior to joining Mitchell Hutchins, Mr. Keegan was the director of fixed income strategy and research at the Merrion Group, L.P. from 1994 to 1995. From 1987 to 1994, he was vice president of global investment management of Bankers Trust Company.

                                    * * * *

In accordance with procedures adopted by the boards, brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates and the Funds may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs.

Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is an asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On June 30, 1997, Mitchell Hutchins was adviser or sub-adviser of 29 investment companies with 64 separate portfolios and aggregate assets of over $33.3 billion.

MANAGEMENT FEES & OTHER EXPENSES

Each Fund pays Mitchell Hutchins a monthly fee for its services. For the fiscal year ended March 31, 1997, Financial Services Growth Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.70% of its average daily net assets. For the fiscal year ended March 31, 1997, Utility Income Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.63% of its average daily net assets. Absent fee waivers by Mitchell Hutchins, the annual rate of Utility Income Fund's advisory fees would have been 0.70% of its average daily net assets. For the fiscal year ended March 31, 1997, Mid Cap Fund paid advisory fees to Mitchell Hutchins at the annual rate of 1.00% of its average daily net assets, and Mitchell Hutchins (not the Fund) paid Denver Investment Advisors LLC, the Mid Cap Fund's investment sub-adviser prior to May 1, 1998, a fee for investment sub-advisory services in an amount equal to 50% of the fee it received from the Fund for advisory and administrative services.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins:

 . Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

-------------------------------=================--------------------------------
                               Prospectus Page 30

------------------------------==================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

 . Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees for Class A, B and C shares to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 . Offset the commissions it pays to PaineWebber for selling each Fund's Class
  B and Class C shares, respectively.

 . Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Funds or investors at the time Class B or C shares are sold.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for each class of shares ("Distribution Contracts") specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

-------------------------------------------------------------------------------

                    Determining the Shares' Net Asset Value

-------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If that value is not readily available, assets are valued at fair value as determined in good faith by or under the direction of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates.

------------------------------==================--------------------------------
                              Prospectus Page 31

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

                               Dividends & Taxes
-------------------------------------------------------------------------------

DIVIDENDS

Mid Cap Fund and Financial Services Growth Fund each pays an annual dividend from its net investment income and net short-term capital gain, if any. Utility Income Fund pays quarterly dividends from its net investment income and distributes any net short-term capital gain with its dividends. Financial Services Growth Fund and Utility Income Fund each distributes any net realized gains from foreign currency transactions annually with its dividends. Each Fund also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. The Funds may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on each class of shares of each Fund are calculated at the same time and in the same manner. Dividends on Class A, B and C shares of a Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See "General Information."

Each Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and the net capital gain that it distributes to its shareholders.

Dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. The Taxpayer Relief Act of 1997, passed by Congress and awaiting the president's signature as of the date of this Prospectus, would dramatically change the taxation of net capital gain, by applying different rates thereto depending on the taxpayer's holding period and marginal rate of federal income tax. The legislation, however, does not address the application of these rules to distributions by regulated investment companies and instead authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the legislation on distributions to them of net capital gain from a Fund.

Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

YEAR-END TAX REPORTING

Following the end of each calendar year, each Fund notifies its shareholders of the dividends and capital gain distributions paid (or deemed paid), their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualifies for special treatment.

BACKUP WITHHOLDING

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund

------------------------------==================--------------------------------
                              Prospectus Page 32

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to shareholders who otherwise are subject to backup withholding.

TAX ON THE SALE OR EXCHANGE
OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends on whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES
FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased (or any loss would be decreased) by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

                                    * * * *

The foregoing only summarizes some of the important tax considerations affecting the Funds and their shareholders. Please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.

-------------------------------------------------------------------------------

                              General Information

-------------------------------------------------------------------------------

ORGANIZATION

MID CAP FUND

Mid Cap Fund is a diversified series of PaineWebber Managed Assets Trust, an open-end management investment company that was formed on August 9, 1991, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to May 1, 1998, the Mid Cap Fund was known as the "PaineWebber Capital Appreciation Fund."

FINANCIAL SERVICES GROWTH FUND

Financial Services Growth Fund is a diversified, open-end management investment company that was incorporated in Maryland on February 13, 1986. The Fund has authority to issue 300 million shares of common stock of separate series, par value $0.001 per share.

UTILITY INCOME FUND

Utility Income Fund is a diversified series of PaineWebber Managed Investments Trust ("Trust"), an open-end management investment company that was formed on November 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Shares of five other series have been authorized.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class of shares of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different

------------------------------==================--------------------------------
                              Prospectus Page 33

-------------------------------=================--------------------------------
 PaineWebber  Mid Cap Fund  Financial Services Growth Fund Inc.  Utility Income
 Fund

classes of shares of the Funds will affect the performance of those classes.

Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on a Fund's Class A, B, C and Y shares will differ.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for misstatements in the Prospectus about another Fund. The board of each Fund has considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Fund (or the Trust, which has more than one series) may elect all of the board members of that Fund or Trust. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to a class. The shares of all series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

SHAREHOLDER MEETINGS

The Funds do not intend to hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Trust or Fund (as applicable) may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust or Fund, as applicable.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's custodian and recordkeeping agent and employs foreign sub-custodians to provide custody of any foreign assets of Financial Services Growth Fund and Utility Income Fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

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                              Prospectus Page 34
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      PaineWebber Mid Cap Fund PaineWebber Financial Services Growth Fund
                      Inc.PaineWebber Utility Income Fund
              Prospectus -- August 1, 1997, as revised May 1, 1998
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 . PAINEWEBBER BOND FUNDS               . PAINEWEBBER STOCK FUNDS

  High Income Fund                       Financial Services Growth Fund
  Investment Grade Income Fund           Growth Fund
  Low Duration U.S. Government           Growth and Income Fund
    Income Fund                          Mid Cap Fund
  Strategic Income Fund                  Small Cap Fund
  U.S. Government Income Fund            Utility Income Fund


 . PAINEWEBBER TAX-FREE BOND FUNDS      . PAINEWEBBER GLOBAL FUNDS

  California Tax-Free                    Asia Pacific Growth Fund
  Income Fund                            Emerging Markets Equity Fund
  Municipal High Income Fund             Global Equity Fund
  National Tax-Free Income Fund          Global Income Fund
  New York Tax-Free Income Fund


 . PAINEWEBBER ASSET                    . PAINEWEBBER MONEY MARKET
  ALLOCATION FUNDS                       FUND

  Balanced Fund
  Tactical Allocation Fund

A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.


(C) 1998 PaineWebber Incorporated
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